UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2004 (February 2, 2004)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive, Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 256-8500

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBITS
Ex-23 Consent of KPMG LLP
Ex-99.1 Audited Consolidated Financial Statements
Ex-99.2 Unaudited Consolidated Financial Statement

Item 5. Other Events and Regulation FD Disclosure.

     Filed herewith as Exhibits 99.1 and 99.2, respectively, are O’Charley’s Inc.’s (the “Company”) audited financial statements for the three years ended December 29, 2002, which reflect the addition of financial information concerning subsidiaries that are guarantors or non-guarantors of the Company’s outstanding 9% Senior Subordinated Notes due 2013, and similar unaudited financial information for the 40 weeks ended October 5, 2003 and October 6, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

23	Consent of KPMG LLP.

99.1	Audited Consolidated Financial Statements of O’Charley’s Inc. for the three years ended December 29, 2002.

99.2	Unaudited Consolidated Financial Statements of O’Charley’s Inc. for the 40 weeks ended October 5, 2003 and October 6, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’CHARLEY’S INC.

	By:	/s/ A. Chad Fitzhugh
		Name: Title:	A. Chad Fitzhugh Chief Financial Officer, Secretary and Treasurer

Date: February 2, 2004

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EXHIBITS

23	Consent of KPMG LLP.

99.1	Audited Consolidated Financial Statements of O’Charley’s Inc. for the three years ended December 29, 2002.

99.2	Unaudited Consolidated Financial Statements of O’Charley’s Inc. for the 40 weeks ended October 5, 2003 and October 6, 2002.

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